Exhibit 99.1

Press Release — For Immediate Release
July 20, 2018

Penns Woods Bancorp, Inc. Reports Second Quarter 2018 Earnings

Williamsport, PA — July 20, 2018 - Penns Woods Bancorp, Inc. (NASDAQ: PWOD)

Penns Woods Bancorp, Inc., supported by loan and deposit growth, achieved net income of $6.7 million, for the six months ended June 30, 2018 resulting in basic and dilutive earnings per share of $1.43.

Highlights

•
Net income from core operations (“operating earnings”), which is a non-generally accepted accounting principles (GAAP) measure of net income excluding net securities gains or losses, was $3.5 million for the three months ended June 30, 2018 compared to $3.1 million for the same period of 2017. Operating earnings increased to $6.7 million for the six months ended June 30, 2018 compared to $5.6 million for the same period of 2017. Impacting the level of operating earnings were several factors including the continued shift of earning assets from the investment portfolio to the loan portfolio as the balance sheet is actively managed to reduce market risk and interest rate risk in a rising rate environment. In addition, the effective tax rate has decreased due to the "Tax Cuts and Jobs Act," which reduced the corporate tax rate to 21% effective January 1, 2018.

•
Operating earnings per share for the three months ended June 30, 2018 was $0.74 for basic and dilutive, an increase from $0.66 for basic and dilutive for the same period of 2017. Operating earnings per share for the six month ended June 30, 2018 were $1.43 basic and dilutive compared to $1.20 basic and dilutive for the same period of 2017.

•
Return on average assets was 0.91% for the three months ended June 30, 2018 compared to 0.88% for the corresponding period of 2017. Return on average assets was 0.89% for the six months ended June 30, 2018 compared to 0.83% for the corresponding period of 2017.

•
Return on average equity was 10.07% for the three months ended June 30, 2018 compared to 8.79% for the corresponding period of 2017. Return on average equity was 9.68% for the six months ended June 30, 2018 compared to 8.24% for the corresponding period of 2017.

A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share, described in the highlights, to the comparable GAAP financial measures is included at the end of this press release.

Net Income

Net income, as reported under GAAP, for the three and six months ended June 30, 2018 was $3.5 million and $6.7 million compared to $3.1 million and $5.8 million for the same period of 2017. Results for the three and six months ended June 30, 2018 compared to 2017 were impacted by an increase in after-tax securities gains of $20,000 (from a loss of $8,000 to a gain of $12,000) for the three month periods and a decrease in after-tax securities gains of $143,000 (from a gain of $123,000 to a loss of $20,000) for the six month periods. The impact of the Tax Cuts and Jobs Act was the primary driver for the decrease in the Company's effective tax rate to 17.40% and 16.50% for the three and six month periods ended June 30, 2018 compared to 28.38% and 27.68% for the prior year periods. Earnings per share for the three and six months ended June 30, 2018 was $0.74 and $1.43 basic and diluted, an increase from the 2017 basic and diluted earnings per share of $0.65 and $1.22. Return on average assets and return on average equity were 0.91% and 10.07% for the three months ended June 30, 2018 compared to 0.88% and 8.79% for the corresponding periods of 2017. Return on average assets and return on average equity were 0.89% and 9.68% for the six months ended June 30, 2018 compared to 0.83% and 8.24% for the corresponding periods of 2017.

Net Interest Margin

The net interest margin for the three and six months ended June 30, 2018 was 3.32% and 3.31% compared to 3.44% and 3.42% for the corresponding period of 2017. The decrease in the net interest margin was driven by an increase in the cost of interest-bearing liabilities of 30 basis points ("bps") for the three month period and 25 bps for the six month period primarily from an increase in the rate paid on time deposits as the liabilities are lengthened. The impact of the increased cost of funds was limited by an increase in the yield on earning assets of 12 bps and 9 bps for the three and six month periods. The increase in the yield on earning assets was driven by an increase in the loan portfolio yield in conjunction with an increase in the average loan portfolio of $177.4 million and $169.6 million respectively. The loan growth was primarily funded by an increase in average borrowings of $93.9 million and $88.2 million for the three and six month periods along with growth in average total deposits of $45.0 million and $41.1 million respectively. Core deposits represent a lower cost funding source than time deposits and comprise 78.80% of total deposits at June 30, 2018 and 82.11% at June 30, 2017.

Assets

Total assets increased $207.9 million to $1.6 billion at June 30, 2018 compared to June 30, 2017.  Net loans increased $192.1 million to $1.3 billion at June 30, 2018 compared to June 30, 2017, primarily due to campaigns related to increasing home equity product market share and indirect auto lending.  The investment portfolio decreased $7.9 million from June 30, 2017 to June 30, 2018 due to our strategy to reduce the investment portfolio duration through the selective selling of bonds as opportunities develop. The combination of loan portfolio growth and a decrease in the size of the investment portfolio has resulted in shortening the overall earning asset portfolio duration consistent with a strategy to reduce the interest rate and market risk exposure to a rising rate environment.

Non-performing Loans

The ratio of non-performing loans to total loans ratio decreased to 0.51% at June 30, 2018 from 1.10% June 30, 2017 as non-performing loans have decreased to $6.8 million at June 30, 2018 from $12.5 million at June 30, 2017. The level of non-performing loans decreased primarily as a result of a large non-performing loan being paid off during the quarter ended September 30, 2017. The majority of non-performing loans involve loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses. Net loan charge-offs of $319,000 for the six months ended June 30, 2018 minimally impacted the allowance for loan losses which was 0.98% of total loans at June 30, 2018. The majority of the loans charged-off had a specific allowance within the allowance for loan losses.

Deposits

Deposits increased $39.9 million to $1.2 billion at June 30, 2018 compared to June 30, 2017. Noninterest-bearing deposits increased to $311.2 million at June 30, 2018 compared to June 30, 2017. Driving this growth is our commitment to easy-to-use products, community involvement, and emphasis on customer service. While deposit gathering efforts have centered on core deposits, the lengthening of the time deposit portfolio continues to move forward as part of the strategy to build balance sheet protection in a rising rate environment.

Shareholders’ Equity

Shareholders’ equity increased $695,000 to $139.1 million at June 30, 2018 compared to June 30, 2017. The change in accumulated other comprehensive loss from $4.2 million at June 30, 2017 to $6.9 million at June 30, 2018 is a result of an increase in unrealized losses on available for sale securities (from an unrealized loss of $16,000 at June 30, 2017 to an unrealized loss of $2,057,000 at June 30, 2018). The amount of accumulated other comprehensive loss at June 30, 2018 was also impacted by the change in net excess of the projected benefit obligation over the fair value of the plan assets of the defined benefit pension plan resulting in an increase in the net loss of $620,000, mainly due to the change in the corporate tax rate from 2017 to 2018. The current level of shareholders’ equity equates to a book value per share of $29.66 at June 30, 2018 compared to $29.53 at June 30, 2017 and an equity to asset ratio of 8.68% at June 30, 2018 compared to 9.92% at June 30, 2017.  Excluding goodwill and intangibles, book value per share was $25.74 at June 30, 2018 compared to $25.54 at June 30, 2017.  Dividends declared for the six months ended June 30, 2018 and 2017 were $0.94 per share.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates seventeen branch offices providing financial services in Lycoming, Clinton, Centre, Montour, and Union Counties, and Luzerne Bank, which operates nine branch offices providing financial services in Luzerne County.  Investment and insurance products are offered through Jersey Shore State Bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group. Insurance products are offered through United Insurance Solutions, LLC a joint venture that is a subsidiary of the holding company.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. These certain items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.pwod.com.

Contact:	Richard A. Grafmyre, Chief Executive Officer
110 Reynolds Street
Williamsport, PA 17702
	570-322-1111	e-mail: pwod@pwod.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	June 30,
(In Thousands, Except Share Data)	2018	2017	% Change
ASSETS:
Noninterest-bearing balances	$26,134	$26,223	(0.34)%
Interest-bearing balances in other financial institutions	29,873	11,979	149.38%
Total cash and cash equivalents	56,007	38,202	46.61%

Investment debt securities, available for sale, at fair value	118,876	126,749	(6.21)%
Investment equity securities, at fair value	2,438	2,474	(1.46)%
Investment securities, trading	243	213	14.08%
Restricted investment in bank stock, at fair value	16,716	9,281	80.11%
Loans held for sale	2,118	1,683	25.85%
Loans	1,331,073	1,139,085	16.85%
Allowance for loan losses	(13,034)	(13,109)	(0.57)%
Loans, net	1,318,039	1,125,976	17.06%
Premises and equipment, net	27,385	25,497	7.40%
Accrued interest receivable	4,618	3,641	26.83%
Bank-owned life insurance	28,315	27,670	2.33%
Goodwill	17,104	17,104	—%
Intangibles	1,304	1,623	(19.65)%
Deferred tax asset	4,941	8,139	(39.29)%
Other assets	5,169	7,112	(27.32)%
TOTAL ASSETS	$1,603,273	$1,395,364	14.90%

LIABILITIES:
Interest-bearing deposits	$879,825	$851,056	3.38%
Noninterest-bearing deposits	311,194	300,054	3.71%
Total deposits	1,191,019	1,151,110	3.47%

Short-term borrowings	134,637	15,737	755.54%
Long-term borrowings	123,970	75,998	63.12%
Accrued interest payable	896	414	116.43%
Other liabilities	13,616	13,665	(0.36)%
TOTAL LIABILITIES	1,464,138	1,256,924	16.49%

SHAREHOLDERS’ EQUITY:
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $8.33, 15,000,000 shares authorized; 5,010,535 and 5,008,192 shares issued	41,753	41,735	0.04%
Additional paid-in capital	50,225	50,117	0.22%
Retained earnings	66,181	62,952	5.13%
Accumulated other comprehensive loss:
Net unrealized loss on available for sale securities	(2,057)	(16)	12,756.25%
Defined benefit plan	(4,853)	(4,233)	(14.65)%
Treasury stock at cost, 320,150	(12,115)	(12,115)	—%
TOTAL PENNS WOODS BANCORP, INC. SHAREHOLDERS' EQUITY	139,134	138,440	0.50%
Non-controlling interest	1	—	100.00%
TOTAL SHAREHOLDERS' EQUITY	139,135	138,440	0.50%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,603,273	$1,395,364	14.90%

PENNS WOODS BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Three Months Ended June 30,			Six Months Ended June 30,
(In Thousands, Except Per Share Data)	2018	2017	% Change	2018	2017	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$12,997	$11,109	17.00%	$25,190	$21,736	15.89%
Investment securities:
Taxable	639	570	12.11%	1,185	1,112	6.56%
Tax-exempt	230	323	(28.79)%	471	621	(24.15)%
Dividend and other interest income	245	207	18.36%	466	422	10.43%
TOTAL INTEREST AND DIVIDEND INCOME	14,111	12,209	15.58%	27,312	23,891	14.32%

INTEREST EXPENSE:
Deposits	1,490	1,008	47.82%	2,712	1,910	41.99%
Short-term borrowings	252	4	6,200.00%	476	8	5,850.00%
Long-term borrowings	666	373	78.55%	1,268	813	55.97%
TOTAL INTEREST EXPENSE	2,408	1,385	73.86%	4,456	2,731	63.16%

NET INTEREST INCOME	11,703	10,824	8.12%	22,856	21,160	8.02%

PROVISION FOR LOAN LOSSES	335	215	55.81%	495	545	(9.17)%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	11,368	10,609	7.15%	22,361	20,615	8.47%

NON-INTEREST INCOME:
Service charges	592	559	5.90%	1,143	1,087	5.15%
Debt securities gains (losses), available for sale	14	(12)	216.67%	5	185	(97.30)%
Equity securities gains (losses)	6	—	100.00%	(28)	—	(100.00)%
Securities (losses) gains, trading	(5)	—	(100.00)%	(2)	2	(200.00)%
Bank-owned life insurance	158	161	(1.86)%	331	333	(0.60)%
Gain on sale of loans	400	503	(20.48)%	655	861	(23.93)%
Insurance commissions	64	99	(35.35)%	181	290	(37.59)%
Brokerage commissions	330	361	(8.59)%	673	692	(2.75)%
Debit card income	373	501	(25.55)%	706	935	(24.49)%
Other	430	591	(27.24)%	779	1,029	(24.30)%
TOTAL NON-INTEREST INCOME	2,362	2,763	(14.51)%	4,443	5,414	(17.93)%

NON-INTEREST EXPENSE:
Salaries and employee benefits	4,919	4,608	6.75%	9,967	9,378	6.28%
Occupancy	699	614	13.84%	1,440	1,252	15.02%
Furniture and equipment	801	664	20.63%	1,548	1,313	17.90%
Software Amortization	231	242	(4.55)%	296	515	(42.52)%
Pennsylvania shares tax	278	230	20.87%	555	468	18.59%
Professional Fees	649	550	18.00%	1,215	987	23.10%
Federal Deposit Insurance Corporation deposit insurance	200	150	33.33%	402	320	25.63%
Marketing	268	204	31.37%	519	375	38.40%
Intangible amortization	78	86	(9.30)%	158	176	(10.23)%
Other	1,394	1,715	(18.72)%	2,694	3,264	(17.46)%
TOTAL NON-INTEREST EXPENSE	9,517	9,063	5.01%	18,794	18,048	4.13%
INCOME BEFORE INCOME TAX PROVISION	4,213	4,309	(2.23)%	8,010	7,981	0.36%
INCOME TAX PROVISION	733	1,223	(40.07)%	1,322	2,209	(40.15)%
NET INCOME	$3,480	$3,086	12.77%	$6,688	$5,772	15.87%
Earnings attributable to noncontrolling interest	—	—	—%	(1)	—	—%
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS'	$3,480	$3,086	12.77%	$6,689	$5,772	15.89%
EARNINGS PER SHARE - BASIC	$0.74	$0.65	13.85%	$1.43	$1.22	17.21%
EARNINGS PER SHARE - DILUTED	$0.74	$0.65	13.85%	$1.43	$1.22	17.21%
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	4,689,932	4,711,332	(0.45)%	4,689,656	4,723,003	(0.71)%
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	4,703,339	4,711,332	(0.17)%	4,689,656	4,723,003	(0.71)%
DIVIDENDS DECLARED PER SHARE	$0.47	$0.47	—%	$0.94	$0.94	—%

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES

	Three Months Ended
	June 30, 2018			June 30, 2017
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$75,859	$563	2.98%	$41,685	$405	3.89%
All other loans	1,225,343	12,552	4.11%	1,082,165	10,842	4.02%
Total loans	1,301,202	13,115	4.04%	1,123,850	11,247	4.01%

Taxable securities	93,024	871	3.75%	83,895	680	3.24%
Tax-exempt securities	40,300	291	2.89%	52,850	489	3.70%
Total securities	133,324	1,162	3.49%	136,745	1,169	3.42%

Interest-bearing deposits	3,034	13	1.72%	36,662	96	1.05%

Total interest-earning assets	1,437,560	14,290	3.99%	1,297,257	12,512	3.87%

Other assets	97,034			100,356

TOTAL ASSETS	$1,534,594			$1,397,613

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$165,231	16	0.04%	$158,413	15	0.04%
Super Now deposits	234,731	242	0.41%	202,692	131	0.26%
Money market deposits	243,771	290	0.48%	288,035	255	0.36%
Time deposits	253,398	942	1.49%	205,418	607	1.19%
Total interest-bearing deposits	897,131	1,490	0.67%	854,558	1,008	0.47%

Short-term borrowings	56,530	252	1.76%	10,579	4	0.15%
Long-term borrowings	123,970	666	2.12%	75,998	373	1.95%
Total borrowings	180,500	918	2.01%	86,577	377	1.73%

Total interest-bearing liabilities	1,077,631	2,408	0.89%	941,135	1,385	0.59%

Demand deposits	302,742			300,311
Other liabilities	16,024			15,801
Shareholders’ equity	138,197			140,366

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,534,594			$1,397,613
Interest rate spread			3.10%			3.28%
Net interest income/margin		$11,882	3.32%		$11,127	3.44%

	Three Months Ended June 30,
	2018	2017
Total interest income	$14,111	$12,209
Total interest expense	2,408	1,385
Net interest income	11,703	10,824
Tax equivalent adjustment	179	303
Net interest income (fully taxable equivalent)	$11,882	$11,127

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES

	Six Months Ended
	June 30, 2018			June 30, 2017
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$75,548	$1,130	3.02%	$41,959	$821	3.95%
All other loans	1,205,945	24,297	4.06%	1,069,896	21,194	3.99%
Total loans	1,281,493	25,427	4.00%	1,111,855	22,015	3.99%

Taxable securities	88,670	1,630	3.68%	86,591	1,365	3.15%
Tax-exempt securities	41,225	596	2.89%	49,779	941	3.78%
Total securities	129,895	2,226	3.43%	136,370	2,306	3.38%

Interest-bearing deposits	2,603	21	1.63%	34,924	169	0.98%

Total interest-earning assets	1,413,991	27,674	3.94%	1,283,149	24,490	3.85%

Other assets	97,318			99,934

TOTAL ASSETS	$1,511,309			$1,383,083

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$164,140	32	0.04%	$157,423	30	0.04%
Super Now deposits	230,930	449	0.39%	196,032	237	0.24%
Money market deposits	240,127	500	0.42%	275,529	446	0.33%
Time deposits	244,805	1,731	1.43%	207,722	1,197	1.16%
Total interest-bearing deposits	880,002	2,712	0.62%	836,706	1,910	0.46%

Short-term borrowings	59,152	476	1.60%	10,962	8	0.15%
Long-term borrowings	119,274	1,268	2.11%	79,258	813	2.04%
Total borrowings	178,426	1,744	1.94%	90,220	821	1.81%

Total interest-bearing liabilities	1,058,428	4,456	0.84%	926,926	2,731	0.59%

Demand deposits	298,011			300,207
Other liabilities	16,645			15,770
Shareholders’ equity	138,225			140,180

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,511,309			$1,383,083
Interest rate spread			3.10%			3.26%
Net interest income/margin		$23,218	3.31%		$21,759	3.42%

	Six Months Ended June 30,
	2018	2017
Total interest income	$27,312	$23,891
Total interest expense	4,456	2,731
Net interest income	22,856	21,160
Tax equivalent adjustment	362	599
Net interest income (fully taxable equivalent)	$23,218	$21,759

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Operating Data
Net income	$3,480	$3,208	$716	$3,284	$3,086
Net interest income	11,703	11,153	11,468	11,452	10,824
Provision for loan losses	335	160	125	60	215
Net security gains (losses)	15	(40)	107	298	(12)
Non-interest income, ex. net security gains (losses)	2,347	2,368	2,482	2,442	2,775
Non-interest expense	9,517	9,524	9,248	9,566	9,063

Performance Statistics
Net interest margin	3.32%	3.31%	3.48%	3.57%	3.44%
Annualized return on average assets	0.91%	0.86%	0.20%	0.93%	0.88%
Annualized return on average equity	10.07%	9.18%	2.00%	9.43%	8.79%
Annualized net loan charge-offs to average loans	0.04%	0.06%	0.07%	0.08%	—%
Net charge-offs	137	182	200	236	11
Efficiency ratio	67.2%	69.8%	65.7%	68.3%	65.9%

Per Share Data
Basic earnings per share	$0.74	$0.68	$0.16	$0.70	$0.65
Diluted earnings per share	0.74	0.68	0.15	0.70	0.65
Dividend declared per share	0.47	0.47	0.47	0.47	0.47
Book value	29.66	29.45	29.47	29.79	29.53
Common stock price:
High	46.92	45.56	49.79	46.47	43.60
Low	41.29	39.61	45.65	41.08	38.17
Close	44.78	42.31	46.58	46.47	41.18
Weighted average common shares:
Basic	4,690	4,689	4,689	4,688	4,711
Fully Diluted	4,703	4,689	4,782	4,688	4,711
End-of-period common shares:
Issued	5,011	5,010	5,009	5,009	5,008
Treasury	320	320	320	320	320

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Financial Condition Data:
General
Total assets	$1,603,273	$1,526,745	$1,474,492	$1,430,197	$1,395,364
Loans, net	1,318,039	1,267,912	1,232,268	1,176,781	1,125,976
Goodwill	17,104	17,104	17,104	17,104	17,104
Intangibles	1,304	1,382	1,462	1,543	1,623
Total deposits	1,191,019	1,192,454	1,146,320	1,153,996	1,151,110
Noninterest-bearing	311,194	304,261	303,316	310,830	300,054
Savings	166,183	166,243	160,698	156,437	158,101
NOW	216,109	240,259	215,021	203,744	199,917
Money Market	245,081	235,381	237,818	274,528	287,140
Time Deposits	252,452	246,310	229,467	208,457	205,898
Total interest-bearing deposits	879,825	888,193	843,004	843,166	851,056

Core deposits*	938,567	946,144	916,853	945,539	945,212
Shareholders’ equity	139,134	138,192	138,192	139,669	138,440

Asset Quality
Non-performing loans	$6,818	$7,641	$7,268	$8,317	$12,498
Non-performing loans to total assets	0.43%	0.50%	0.49%	0.58%	0.90%
Allowance for loan losses	13,034	12,836	12,858	12,933	13,109
Allowance for loan losses to total loans	0.98%	1.00%	1.03%	1.09%	1.15%
Allowance for loan losses to non-performing loans	191.17%	167.99%	176.91%	157.05%	104.56%
Non-performing loans to total loans	0.51%	0.60%	0.58%	0.69%	1.10%

Capitalization
Shareholders’ equity to total assets	8.68%	9.05%	9.37%	9.77%	9.92%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures

	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in Thousands, Except Per Share Data)	2018	2017	2018	2017
GAAP net income	$3,480	$3,086	$6,689	$5,772
Less: net securities gains (losses), net of tax	12	(8)	(20)	123
Non-GAAP operating earnings	$3,468	$3,094	$6,709	$5,649

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Return on average assets (ROA)	0.91%	0.88%	0.89%	0.83%
Less: net securities gains (losses), net of tax	0.01%	—%	—%	0.01%
Non-GAAP operating ROA	0.90%	0.88%	0.89%	0.82%

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Return on average equity (ROE)	10.07%	8.79%	9.68%	8.24%
Less: net securities gains (losses), net of tax	0.03%	(0.03)%	(0.03)%	0.18%
Non-GAAP operating ROE	10.04%	8.82%	9.71%	8.06%

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Basic earnings per share (EPS)	$0.74	$0.65	$1.43	$1.22
Less: net securities gains (losses), net of tax	—	(0.01)	—	0.02
Non-GAAP basic operating EPS	$0.74	$0.66	$1.43	$1.20

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Dilutive EPS	$0.74	$0.65	$1.43	$1.22
Less: net securities gains (losses), net of tax	—	(0.01)	—	0.02
Non-GAAP dilutive operating EPS	$0.74	$0.66	$1.43	$1.20